UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2009
THE KUSHNER-LOCKE COMPANY
(Exact name of registrant as specified in its charter)

California	001-10661	95-4079057

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 South Beverly Drive, Suite 205, Beverly Hills, California	90212

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 275-7505
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously disclosed in its Current Report on Form 8-K filed on November 21, 2001, and the Registrant’s Form 12b-25 filed on January 2, 2002, The Kushner-Locke Company, a California corporation (the “Registrant”), and certain of its wholly-owned subsidiaries (collectively, the “Debtors”), filed on November 21, 2001, voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. The Debtors’ Chapter 11 cases are currently pending before the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the “Bankruptcy Court”) and are being jointly administered under Case No. LA-01-44828-SB.
The Registrant’s unaudited monthly operating report and monthly interim statement required by the Bankruptcy Court for February 2009 are provided in this Current Report on Form 8-K. The operating report and interim statement shave been duly filed by the Registrant with the Bankruptcy Court.
THE OPERATING REPORT AND THE INTERIM STATEMENT CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS. THE OPERATING REPORT AND INTERIM STATEMENT MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE REGISTRANT’S REPORTS REQUIRED TO BE MADE PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
THE REGISTRANT MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE OPERATING REPORT OR THE INTERIM STATEMENT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT OR THE INTERIM STATEMENT. THE OPERATING REPORT AND INTERIM STATEMENT ARE BEING PROVIDED SOLELY FOR INFORMATION PURPOSES; THEY WERE NOT PREPARED FOR THE PURPOSE OF PROVIDING THE BASIS FOR AN INVESTMENT DECISION RELATING TO THE SECURITIES OF THE REGISTRANT.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
Not Applicable.
(b)	Pro Forma Financial Information.
Not Applicable.
(c)	Exhibits.
Exhibit 99.1. Monthly Interim Statement of The Kushner-Locke Company (the “Registrant”) for the calendar month from February 1, 2009 to February 28, 2009.
Exhibit 99.2. Monthly Operating Report of the Registrant for the calendar month from February 1, 2009 to February 28, 2009.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2009	THE KUSHNER-LOCKE COMPANY

	By:	/s/ Alice P. Neuhauser
Alice P. Neuhauser
Responsible Officer